CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Douglas Lindgren, Principal Executive Officer of UBS Tamarack International Fund L.L.C. (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:  February 27, 2006                /s/ Douglas Lindgren
     -------------------------------    ----------------------------------------
                                        Douglas Lindgren, Principal Executive
                                          Officer
                                        (principal executive officer)




I, Michael Mascis, Principal Accounting Officer of UBS Tamarack International Fund L.L.C. (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:  February 27, 2006                /s/ Michael Mascis
     -------------------------------    ----------------------------------------
                                        Michael Mascis, Principal Accounting
                                          Officer
                                        (principal financial officer)